UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report - March 28, 2024

(Date of earliest event reported)

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor
New York NY 10154
(Address of principal executive offices, including zip code)

(212) 503-2100

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2024, Blackstone Secured Lending Fund (the “Company”) entered into (i) an equity distribution agreement by and among the Company, Blackstone Credit BDC Advisors LLC (the “Adviser”), Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with the Company and the Adviser, the “Blackstone Parties”) and Truist Securities, Inc. (“Truist”), (ii) an equity distribution agreement by and among the Blackstone Parties and RBC Capital Markets, LLC (“RBC”), (iii) an equity distribution agreement by and among the Blackstone Parties and Compass Point Research & Trading, LLC (“Compass”), (iv) an equity distribution agreement by and among the Blackstone Parties and Raymond James & Associates, Inc. (“Raymond James”), (v) an equity distribution agreement by and among the Blackstone Parties and BTIG, LLC (“BTIG” ) and (vi) an equity distribution agreement by and among the Blackstone Parties and Drexel Hamilton, LLC (“Drexel” and, collectively with Truist, RBC, Compass, Raymond James and BTIG, the “Sales Agents”). The equity distribution agreements with the Sales Agents described in the preceding sentence are collectively referred to herein as the “Equity Distribution Agreements.”

The Equity Distribution Agreements provide that the Company may from time to time issue and sell shares of its common shares of beneficial interest, par value $0.001 per share (“Shares”), having an aggregate offering price of up to $500,000,000, through the Sales Agents, or to them as principal for their own respective accounts. Any issuance and sale of the Shares will be made pursuant to a prospectus supplement dated March 28, 2024 (the “Prospectus Supplement”) as may be supplemented from time to time, and the base prospectus, dated July 26, 2022 (together with the Prospectus Supplement, including any documents incorporated or deemed to be incorporated by reference therein, the “Prospectus”), which constitute a part of the Company’s effective shelf registration statement on Form N-2ASR (File No. 333-266323) that was filed with the SEC on July 26, 2022 (the “Registration Statement”). Sales of the Shares, if any, may be made in negotiated transactions or transactions that are deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on or through the New York Stock Exchange or a similar securities exchange, sales made to or through a market maker other than on an exchange, at market prices related to prevailing market prices or negotiated prices, sales made through any other existing trading market or electronic communications network, or by any other method permitted by law, including but not limited to privately negotiated transactions, which may include distributions or block trades, as the Company and the Sales Agents may agree. The Sales Agents will receive a commission from the Company up to 1% of the gross sales price of any Shares sold through the Sales Agents under the Equity Distribution Agreements. The offering price per share of Shares sold in the offering less the sales agent commissions or discounts payable by the Company will not be less than the NAV per share of the Company’s Shares at the time the Company sells Shares pursuant to the offering.

The Company intends to use the net proceeds from this “at-the-market offering” for general corporate purposes, which may include, among other things, investing in accordance with the Company’s investment objectives and strategies described in the Prospectus and repaying indebtedness (which will be subject to reborrowing).

Although the Company has filed the Prospectus Supplement with the Securities and Exchange Commission, the Company has no obligation to sell any Shares under the Equity Distribution Agreements, and may at any time suspend the offering of Shares under the Equity Distribution Agreements. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Shares and determinations by the Company of its need for, and the appropriate sources of, additional capital.

The Equity Distribution Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Equity Distribution Agreements, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Richard, Layton & Finger, P.A. relating to the legality of the issuance and sale of the Shares pursuant to the Prospectus is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02.	Termination of a Material Definitive Agreement.

Effective as of March 28, 2024, the Blackstone Parties and each of Truist, RBC, Compass, Raymond James and Drexel terminated the following agreements, which have been superseded by the Equity Distribution Agreements: (i) the Equity Distribution Agreement, dated as of December 1, 2023, by and among the Blackstone Parties and Truist, (ii) the Equity Distribution Agreement, dated as of December 1, 2023, by and among the Blackstone Parties and RBC, (iii) the Equity Distribution Agreement, dated as of December 1, 2023, by and among the Blackstone Parties and Compass, (iv) the Equity Distribution Agreement, dated as of December 1, 2023, by and among the Blackstone Parties and Raymond James and (v) the Equity Distribution Agreement, dated as of December 1, 2023, by and among the Blackstone Parties and Drexel in accordance with their respective terms.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion and Consent of Richard, Layton & Finger, P.A., dated March 28, 2024.

10.1	Form of Equity Distribution Agreement, dated as of March 28, 2024, by and among Blackstone Secured Lending Fund, Blackstone Credit BDC Advisors LLC, Blackstone Alternative Credit Advisors LP and the sales agent party thereto.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2024		BLACKSTONE SECURED LENDING FUND

	By:	/s/ Oran Ebel
	Name:	Oran Ebel
	Title:	Chief Legal Officer and Secretary